SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 10, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-4)
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               (Exact name of registrant as specified in charter)


       Delaware                 333-109722                    13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63304
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313


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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-4. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-4 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-4 REMIC Pass-Through Certificates.

     On June 28, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before June 1, 2004) as of June 1, 2004 of $554,595,168.32. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total number of mortgage loans as of June 1, 2004 was 1,126. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of June 1, 2004 was 5.720%. The weighted average remaining term to stated maturity of the mortgage loans as of June 1, 2004 was 358.37 months. All mortgage loans have original maturities of at least 25 but no more than 30 years. None of the mortgage loans were originated prior to December 1, 2002 or after June 1, 2004. The weighted average original term to stated maturity of the mortgage loans as of June 1, 2004 was 359.79 months.

     None of the mortgage loans has a scheduled maturity later than June 1, 2034. Each mortgage loan had an original principal balance of not less than $60,000, nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $1,931,778 as of June 1, 2004 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of June 1, 2004 was 63.7%. No more than $7,317,870 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

     At least 96% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 4% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 97% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 7;

      2. such mortgage loans had an aggregate scheduled principal balance of $1,766,000;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 78.9%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 95.1%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.500%. Discount loans will consist of mortgage loans with net loan rates less than 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the premium loans and the discount loans were $261,126,417 and $293,468,751, respectively. The weighted average interest rates of the premium loans and the discount loans, as of the cut-off date, were 5.919% and 5.542%, respectively. The weighted average remaining terms to stated maturity of the premium loans and the discount loans, as of the cut-off date, were 357.96 months and 358.74 months, respectively.

      The following tables set forth information regarding the mortgage loans as of June 1, 2004.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  1                         $    333,980

2003                                  8                            3,309,592

2004                              1,117                          550,951,168


Total                             1,126                         $554,595,168
                                  =====                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                   1,034                         $510,114,334

Multi-family Dwellings*              11                            6,332,818

Townhouses                           19                            8,981,948

Condominium Units (one to four       22                           10,716,397
stories high)

Condominium Units (over four         15                            7,384,652
stories high)

Cooperative Units                    25                           11,065,019


Total                             1,126                         $554,595,168
                                  =====                         ============
-----------
*   Multi-family dwellings are 2-family and 3-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                          1,116                         $548,746,819

2-family                              8                            4,566,405

3-family                              2                            1,281,944


Total                             1,126                         $554,595,168
                                  =====                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    5                         $    604,101

$150,000 through $199,999             2                              352,761

$200,000 through $249,999             2                              469,498

$250,000 through $299,999             2                              546,757

$300,000 through $349,999            67                           22,872,525

$350,000 through $399,999           288                          108,630,679

$400,000 through $449,999           206                           87,954,136

$450,000 through $499,999           179                           85,252,126

$500,000 through $549,999            91                           48,261,585

$550,000 through $599,999            78                           45,051,565

$600,000 through $649,999            63                           39,744,136

$650,000 through $699,999            49                           33,422,182

$700,000 through $749,999            24                           17,544,681

$750,000 through $799,999            11                            8,576,379

$800,000 through $849,999            12                            9,906,187

$850,000 through $899,999             4                            3,493,468

$900,000 through $949,999             9                            8,368,340

$950,000 through $999,999            34                           33,544,062

$1,000,000 and over                   0                                    0


Total                             1,126                         $554,595,168
                                  =====                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.150% - 5.500%                     319                         $174,270,640

5.501% - 6.000%                     650                          311,786,651

6.001% - 6.375%                     157                           68,537,877


Total                             1,126                         $554,595,168
                                  =====                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    526                         $270,874,798

65.001% - 75.000%                   303                          143,405,914

75.001% - 80.000%                   292                          138,382,679

80.001% - 85.000%                     2                              841,220

85.001% - 90.000%                     1                              350,697

90.001% - 95.000%                     2                              739,861


Total                             1,126                         $554,595,168
                                  =====                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               6                         $  3,308,798
Arizona                              13                            5,299,599
Arkansas                              4                            1,771,746
California                          539                          275,988,355
Colorado                             24                           12,127,399
Connecticut                          47                           21,012,104
Delaware                              1                              379,594
District of Columbia                  8                            4,344,606
Florida                              21                            9,718,349
Georgia                               9                            4,170,632
Hawaii                                1                              333,352
Illinois                             25                           12,800,507
Kansas                                2                            1,048,920
Louisiana                             1                              643,650
Maine                                 1                              488,907
Maryland                             53                           25,402,514
Massachusetts                        66                           33,352,516
Michigan                             14                            7,363,583
Minnesota                            10                            4,882,107
Missouri                             16                            7,801,758
Montana                               2                              757,050
Nevada                                8                            3,156,272
New Hampshire                         4                            1,857,954
New Jersey                           58                           26,131,715
New Mexico                            1                              379,603
New York                             68                           31,364,406
North Carolina                       12                            6,651,548
Ohio                                  7                            3,605,207
Oregon                                1                              394,597
Pennsylvania                         17                            8,329,252
South Carolina                        3                            1,320,747
Tennessee                             4                            1,655,515
Texas                                12                            6,351,021
Virginia                             57                           24,899,270
Washington                            7                            3,759,852
West Virginia                         1                              359,615
Wisconsin                             2                              796,777
Wyoming                               1                              585,771


Total                             1,126                         $554,595,168
                                  =====                         ============

                         DISTRIBUTION BY FICO SCORES AND
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

FICO score                                             Loan-to-value ratio
----------                                             -------------------
                    65.00%        65.001%-      75.001%-     80.001%-      85.001%-      90.001%-
                   and below      75.000%       80.000%      85.000%       90.000%       95.000%      All loans
                   ---------      -------       -------      -------       -------       -------      ---------
---------------------------------------------------------------------------------------------------------------
620 and less         0.13%         0.69%         0.30%        0.00%         0.00%         0.00%         1.13%
620 to 649           1.27          0.60          0.47         0.08          0.00          0.00          2.43
650 to 699           6.39          4.55          5.28         0.00          0.00          0.00         16.23
700 to 749          16.28          9.61          9.74         0.07          0.06          0.13         35.90
750 to 799          23.66         10.24          9.15         0.00          0.00          0.00         43.05
800 and above        1.11          0.16          0.00         0.00          0.00          0.00          1.27


Total               48.84%        25.86%        24.95%        0.15%         0.06%         0.13%       100.00%
                    ======        ======        ======        =====         =====         =====       =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Secretary


Dated: June 10, 2004